YRC Worldwide®

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Analyst Meeting Analyst Meeting January 28, 2008 Exhibit 99.1

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Opening
Opening
• Slides covered today are available on our web site,
www.yrcw.com, under the Investor Relations section
• Forward looking statements
Statements made by management during this meeting that are not purely historical are forward-looking statements within the meaning of the Private
Litigation Securities Reform Act of 1995.  This includes statements regarding the company's expectations and intentions on strategies regarding the future.
It is important to note that the company's future results could differ materially from those projected in such forward-looking statements due to a variety of factors.  The format of this meeting does not allow us to fully discuss all of these risk factors.  For a full discussion, please refer to our 10-K, our most recent 10-Q, this morning’s earnings release and the slides at the end of this presentation.

YRC Worldwide

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YRC Worldwide
YRC Worldwide
• Bill Zollars Chairman, President & CEO
• Mike Smid President, North American Transportation
• Stephen Bruffett Executive Vice President & CFO
• Sheila Taylor Vice President, Investor Relations

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4 Meeting Agenda Meeting Agenda • 2007 results 15 minutes • Financial position 15 minutes • Tentative labor agreement 15 minutes • 2008 action plan 15 minutes • Q&A session 30 minutes 90 minutes

2007 Results 2007 Results

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2007 Results
Overview
2007 Results
Overview
• Economic and operating conditions were challenging
throughout the year – increasingly so as the year progressed
• Financial performance of Regional segment was well below
expectations, particularly in the second half of 2007
• National segment executed well given the environment
• Logistics segment performed solidly and achieved growth
• Actions were taken during the fourth quarter to position the company for the future

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2007 Results
Fourth Quarter
2007 Results
Fourth Quarter
• Fourth quarter summary
Notable items recorded during the quarter
• Previously disclosed non-cash impairment charges of $782 million related to intangible assets (goodwill and trade names)
• Reorganization charges of $9 million primarily due to severance expenses
• Technology charges of $8 million primarily due to alignment of projects with refined technology strategy
• Gains on property disposals of $7 million
Reported net loss per share of $12.99; excluding items above, the quarter was approximately break even
Significant debt reduction during the quarter
See the note on slide 41 regarding GAAP vs. non-GAAP measurements.

YRC Worldwide

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■

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2007 Results
Full Year
2007 Results
Full Year
• Full year summary
Notable items recorded during the year
• Previously disclosed non-cash impairment charges of $782 million related to intangible assets (goodwill and trade names)
• Reorganization charges of $22 million primarily due to severance expenses
• Technology charges of $10 million primarily due to alignment of projects with refined technology strategy
• Gains on property disposals of $6 million
Reported net loss per share of $11.17; excluding items above, full year earnings per share of $1.88
See the note on slide 41 regarding GAAP vs. non-GAAP measurements.

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2007 Results
Historical Perspective
2007 Results
Historical Perspective
4.5%
1.5%
1.8%
3.2%
5.3%
6.1%
5.5%
2.3%
2000 2001 2002 2003 2004 2005 2006 2007
EBIT Margins*
• Improving margins at the peaks
and troughs of the economic cycle
• Deep management experience in
managing a cyclical business
• Issues with the financial
performance of the Regional
segment impacted 2007 results
* Consolidated EBIT margins for Yellow Corporation (2000-2003), Yellow Roadway Corporation (2004-2005), YRC Worldwide (2006-2007).
Excludes impairment charges in 2007. See note on slide 41 regarding GAAP vs. non-GAAP measurements.

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10 2007 Results National Segment Tonnage Trends 2007 Results National Segment Tonnage Trends 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2006 2007 LTL Tonnage Per Day -3.8% -4.8% -6.7% -8.0%

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2007 Results
National Segment Pricing Trends
2007 Results
National Segment Pricing Trends
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
2006
2007
LTL Revenue per Hundred Weight
+2.0%
+1.4%
+0.9%
+5.7%*
* The majority of the year-over-year increase was due to higher fuel surcharges.  4Q07 fuel cost per gallon was up 28% compared to 4Q06.

YRC Worldwide

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12 2007 Results Regional Segment Tonnage Trends 2007 Results Regional Segment Tonnage Trends 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr 2006 2007 LTL Tonnage Per Day -2.6% -2.0% -2.4% -2.9%

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2007 Results
Regional Segment Pricing Trends
2007 Results
Regional Segment Pricing Trends
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
2006
2007
LTL Revenue per Hundred Weight
+1.1%
-1.3%
+0.3%
+3.4%*
* The majority of the year-over-year increase was due to higher fuel surcharges.

Financial Position Financial Position

YRC Worldwide

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Financial Position
Bank Covenant
Financial Position
Bank Covenant
• Leverage ratio
Total debt cannot exceed 3.0x trailing 12-month EBITDA*
We are well inside the covenant; 2.5x at 12/31/07
•
Debt balances (in millions)
9/30/07 balance sheet debt $1,512
Repayment of floating rate notes $  (150)
4Q07 cash flows $  (128)
12/31/07 balance sheet debt $1,234
• At our current debt levels, approximately $160 million of trailing
12-month EBIT would be needed to support our bank covenant
Annual depreciation & amortization expense has been about $240 million
* As defined by the credit agreement

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Financial Position
Debt Levels
Financial Position
Debt Levels
• Total debt levels are expected to remain at or below current levels throughout 2008
Ability to control the amount and timing of capital expenditures, variable costs and discretionary expenses throughout the year
Debt reduction is the predominant use of free cash flow
• Targeted debt position
Previous target was for the debt-to-capital ratio to be in the mid-30s
New target is for total debt to be below $1 billion
See slide 40 for a discussion of forward-looking statements on this page.

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Financial Position
2008 Uses of Cash
Financial Position
2008 Uses of Cash
• 2008 capital expenditures
Expected range of net capital expenditures is $200 - $250 million
Prudent month-to-month management of capital expenditures
• Other uses of cash
Jiayu acquisition
• Approximately $40 million
• Timing - 2
nd
quarter closing expected
Non-union pension funding
• Approximately $59 million cash funding
($35 million of expense)
– $55 million of the cash funding is discretionary in 2008
• Timing - 3
rd
quarter for most plans
See slide 40 for a discussion of forward-looking statements on this page.

YRC Worldwide

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Financial Position
Liquidity By Quarter
Financial Position
Liquidity By Quarter
$565
$589
$635
$689
$452
$478
$551
$604
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
2007
2006
Ability to preserve liquidity throughout an economic cycle
(in millions)

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Financial Position
Upcoming Refinancing Activity
Financial Position
Upcoming Refinancing Activity
5/01/09
12/01/08
Maturity
$325 Total in next 24 months
$100 USF notes (6.50%)
$225 Roadway notes (8.25%)
Face
Value
Floating rate notes that were to mature in May 2008 were prepaid on 12/28/07
All dollar amounts are in millions

YRC Worldwide

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Financial Position
Multi-Employer Pension Plans (MEPPA)
Financial Position
Multi-Employer Pension Plans (MEPPA)
• Applies to our employees covered by collective bargaining agreements
(approximately 50,000 employees)
• Union pension expenses
2007 $578 million
2006 $542 million
• These expenses are, and have been, inherent in our cost structure and cash flows
The pension expenses flow through the Salaries, Wages and Benefits line of our income statement
Cash outlay and pension expense are very similar
• We do not anticipate incurring any funding requirements above our contractual obligations in the foreseeable future
The unfunded portion of these plans represents a contingent liability
These are not company-sponsored plans and therefore are not reflected on our balance sheet
See slide 40 for a discussion of forward-looking statements on this page.

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Financial Position
Non-Union Pension Plans (single employer)
Financial Position
Non-Union Pension Plans (single employer)
• Applies to approximately 8,000 non-union employees who were hired prior to January 1, 2004
• These expenses flow through the Salaries, Wages and Benefits line of the income statement
• Non-union pension expense
2007 $44 million
2006 $62 million
• Non-union cash funding
2007 $134 million
2006 $72 million

YRC Worldwide

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Financial Position
Non-Union Pension Plans (single employer)
Financial Position
Non-Union Pension Plans (single employer)
• These obligations are reflected on our balance sheet
• Funded status
Unfunded at 12/31/06 $303 million
(GAAP definition)
Unfunded at 12/31/07 $137 million
(GAAP definition)
• Anticipate cash funding of approximately $50 million per year through 2011 to reach fully funded status
(PPA definition)
Required by Pension Protection Act to be fully funded by 2011
We have discretion as to the specific timing of funding
See slide 40 for a discussion of forward-looking statements on this page.

Tentative Labor Agreement Tentative Labor Agreement

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Labor Agreement
Labor Agreement
• General comments
A good, balanced contract
• Attractive features for our employees
• Opportunities for YRCW to broaden its service offering and compete effectively
A YRCW-tailored agreement with the IBT; not a multi-party negotiation
• Enabled a more productive approach to the process
• Early settlement is favorable for all involved
5-year contract
• Effective on April 1, 2008
• Expires on March 31, 2013
Ratification process and timing

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Labor Agreement
Operational Competitiveness Provisions
Labor Agreement
Operational Competitiveness Provisions
• Utility Employee
Ability to establish a driver-qualified position that works across all job classifications of local and over-the-road functions
• No restrictions on type of freight handled
• Can work across local jurisdictional boundaries in most cases
• Utility employees to be paid a premium of $1.00 per hour
Key benefits
• Enables more competitive and efficient freight movement
• Reduces hand-offs and intermediate handlings
• Increases our value proposition in shorter lengths of haul
• Facilitates a more contemporary network design

YRC Worldwide

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Labor Agreement
Operational Competitiveness Provisions
Labor Agreement
Operational Competitiveness Provisions
• Four-Hour Casual Employees (part-time employees)
Ability to utilize four-hour casual employees across the YRC Worldwide companies covered by this agreement
Key benefits
• Improved matching of labor to business volumes
• More competitive rate structure – dock casuals hired after 4/1/08 will be paid at $14.00 per hour for the duration of the contract
• Ability to respond to short-interval, high-speed network design with variable start times

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Labor Agreement
Operational Competitiveness Provisions
Labor Agreement
Operational Competitiveness Provisions
• Truckload substitute service
Opportunity to convert
increasingly expensive rail miles
to more reliable road service
Allows for growth and the
expansion of truckload service
offerings
26.0%
24.0% 24.0%
21.5%
21.0%
19.0%
4.0% 4.0%
6.5%
7.0%
9.0%
2007 2008 2009 2010 2011 2012
Truckload
Rail
• Purchased transportation as a % of
total linehaul miles
28.0% 28.0% 28.0% 28.0% 28.0%

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Labor Agreement
Economic Provisions
Labor Agreement
Economic Provisions
• Wage Increases
Annual increases occur in April
Compounded annual increase of
1.9% over the life of the contract
(similar to current contract)
$0.50
$0.40
$0.45
$0.40
$0.45
2008 2009 2010 2011 2012
Increase per hour

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Labor Agreement
Economic Provisions
Labor Agreement
Economic Provisions
• Pension and Health Care Increases
Annual increases occur in August
Compounded annual increase of
7.0% over the life of the contract
(compared to approximately
5.9% in the current contract)
$1.00 $1.00 $1.00 $1.00 $1.00
2008 2009 2010 2011 2012
Pension Protection Act Provision
The contract provides that the payment of any potential surcharge assessments to any pension fund in critical status (red zone) be accounted for within the $1.00 per year increase
Increase per hour

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Labor Agreement
Economic Provisions
Labor Agreement
Economic Provisions
• Total Increases
Compounded annual increase of
approximately 3.8% over the life
of the contract (weighted average
of wages, pension and health
care increases)
Net economic impact of 3.0% -
3.5% over the life of the contract,
very similar to the current labor
agreement (approximately 3.2%)
$1.50
$1.40
$1.45
$1.40
$1.45
2008 2009 2010 2011 2012
Increase per hour

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Labor Agreement
Summary
Labor Agreement
Summary
• Contract addresses opportunities for growth, new services and contemporary network designs
Benefits to customers, employees and YRC Worldwide
• Contract timing allows for continued focus on serving
customers without distractions
• More effectively aligns resources with growth opportunities and with business volumes
• Allows for more efficient matching of employee benefits with work performed

2008 Action Plan 2008 Action Plan

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2008 Action Plan
2008 Action Plan
• Overall objectives
Manage through economic downturn
Continued progress in China
Effectiveness of asset-based companies
Further advancement toward common technology platforms

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2008 Action Plan
2008 Action Plan
• Manage through economic downturn
Reduction in overhead and G&A costs
• $50 million target; $30 million achieved to date
• Actions taken during 4Q07 will benefit 2008
• Remaining $20 million is expected across the first half of 2008
Prudent management of cash flows, capital expenditures and liquidity
• Continued progress in China
Jiayu acquisition (asset-based ground transportation in China)
Logistics and forwarding joint venture in China (JHJ)
See slide 40 for a discussion of forward-looking statements on this page.

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2008 Action Plan
2008 Action Plan
• Effectiveness of asset-based companies
North American Transportation structure
• Efficient platform for prioritization and execution
Improvement in the financial performance of our regional companies
• $50 million improvement plan
– Focus on premium 1 and 2 day service in their most efficient footprints
– Adjustment of scale to match the economic environment
– Effective yield management
– Day-to-day execution through short interval management
Comprehensive management of assets
• Increased asset utilization
• Common network management
• Improved service and quality
See slide 40 for a discussion of forward-looking statements on this page.

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2008 Action Plan
2008 Action Plan
• Effectiveness of asset-based companies
Begin the transition to one corporate sales team for our asset-based companies
• Positive customer response to Enterprise Solutions Group
• Creates a single point of contact that can access all the resources and capabilities of YRC Worldwide
– Sales representatives backed by a broader set of transportation solutions
• Enables deeper customer relationships and better identification of growth opportunities
See slide 40 for a discussion of forward-looking statements on this page.

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2008 Action Plan
2008 Action Plan
• Common technology platforms
Most back office applications are now common
Focusing our technology resources on operational applications
• Enhanced efficiency and visibility
• Better visibility and reporting for customers
• Decreased maintenance costs and more time for development
• Strategic flexibility

YRC Worldwide

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2008 Action Plan
Summary
2008 Action Plan
Summary
• We are aggressively responding to a
challenging economic cycle and are
well positioned for 2008 and beyond
Clear strategic direction
New labor contract
Growth opportunities
Prudent management of cash flows
and costs
Significant footprint and market
presence
Tremendous operating leverage
YRCW
Others
LTL Segment*
* Company analysis based on
full year 2006 revenue

Q&A Session Q&A Session

Forward-Looking Statements
Forward-Looking Statements
• Forward-Looking Statements: Pages 16, 17, 20 contain “forward-looking statements” within the meaning of the Securities Act and the Securities
Exchange Act, identified by the words “expected”, “anticipate”.
• Forward-looking statements on pages 16 and 17 are only our expectations regarding our debt levels, use of cash and capital expenditures. Actual debt levels, use of cash and capital expenditures may differ materially from these expectations and are dependent on the following factors:  our ability to command a price for services in excess of the costs to provide those services; the timing of our cash receipts and expenditures; the lack of any unanticipated liabilities maturing, contingent or otherwise; impacts on our business from inflation, inclement weather, competitor pricing, fuel costs, expense volatility, economic activity, changes in debt or equity markets, effects of a terrorist attack, effects of labor relations, the accuracy of our estimates of our spending requirements, the occurrence of any unanticipated acquisition opportunities, changes in our strategic direction, the need to spend additional capital on cost reduction opportunities, and the need to replace any unanticipated losses in capital assets.
• Forward-looking statements on page 17 regarding the second quarter 2008 expected closing of the Jiayu acquisition are only our expectations regarding the timing and completion of this acquisition.  Completion of the acquisition is subject to Chinese regulatory approvals, restructuring of certain of
Jiayu’s operations and other ordinary conditions to closing.
• Forward-looking statements on page 20 regarding our funding requirements for multi-employer pension plans to which we contribute are only our expectations regarding these matters.  Actual funding requirements may differ materially from these expectations and are dependent on each of those plans meeting their funding requirements under the Pension Protection Act or under a rehabilitation plan that the act requires. Our agreement with the
IBT provides that potential surcharges during the contract term be addressed within the contractual pension and health care funding that the agreement provides. We have assumed that the combined funding for pension and healthcare contributions within our labor agreement is sufficient to meet any such surcharges that could arise during the five-year term of the agreement.
• Forward-looking statements on pages 17 and 22 are only our expectations regarding our anticipated cash funding of our single employer pensions.
Actual funding may differ materially from these expectations and is dependent on the following factors: our cash flow, our debt levels, the legal requirements to fully fund these pensions and the factors listed above regarding our debt levels, use of cash and capital expenditures.
• Forward-looking statements on pages 34 and 35 regarding our cost reduction targets are only our expectation regarding these targets. Actual cost reductions could differ materially based on a number of factors including (among others) the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement cost reduction opportunities, including (without limitation) to terminate, amend or renegotiate prior contractual commitments, inflation, inclement weather, competitor pricing, fuel costs, expense volatility, economic activity, changes in debt or equity markets, effects of a terrorist attack, effects of labor relations, the accuracy of our estimates of our spending requirements, the occurrence of any unanticipated acquisition opportunities, changes in our strategic direction and the need to replace any unanticipated losses in capital assets.

GAAP vs. Non-GAAP Measures
GAAP vs. Non-GAAP Measures
• The earnings per share amounts excluding the items listed on pages 7 and 8 are non-GAAP measures, which should not be construed as a better measure than the GAAP net loss or earnings per share presented on those pages.  The company excludes the items above to determine the non-GAAP earnings per share when evaluating core performance as those items are not related to on-going operations or are a one time occurrence.  The excluded from GAAP earnings to determine non-GAAP earnings are listed on each page.
• The earnings before interest and taxes (EBIT) margin for 2007 listed on page 9 excludes the non-cash impairment charges recorded during the year and is a non-GAAP measure, which should not be construed as a better measure than GAAP EBIT margins.